Exhibit 4.7


                                                                  CONFORMED COPY


    AMENDED AND RESTATED MASTER ISSUER PAYING AGENT AND AGENT BANK AGREEMENT

                                  28 MARCH 2007

                            HOLMES MASTER ISSUER PLC
                               (as Master Issuer)

                                       and

                       THE BANK OF NEW YORK, LONDON BRANCH
                           (as Principal Paying Agent)

                                       and

                       THE BANK OF NEW YORK, LONDON BRANCH
                                 (as Agent Bank)

                                       and

                      THE BANK OF NEW YORK, NEW YORK BRANCH
                              (as US Paying Agent)

                                       and

                     THE BANK OF NEW YORK (LUXEMBOURG) S.A.
                                 (as Registrar)

                                       and

                     THE BANK OF NEW YORK (LUXEMBOURG) S.A.
                               (as Transfer Agent)

                                       and

                       THE BANK OF NEW YORK, LONDON BRANCH
                                (as Note Trustee)

                                       and

                       THE BANK OF NEW YORK, LONDON BRANCH
                       (as Master Issuer Security Trustee)


  IN RESPECT OF THE MASTER ISSUER'S RESIDENTIAL MORTGAGE BACKED NOTE ISSUANCE
                                   PROGRAMME

                                [GRAPHIC OMITTED]
                                ALLEN & OVERY LLP

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                                    CONTENTS

Clause                                                                      Page

1.     Definitions and Interpretation..........................................2
2.     Appointment of the Agents...............................................2
3.     The Master Issuer Notes.................................................3
4.     Delivery of Definitive Notes; Transfers and Exchanges of Global Master
       Issuer Notes............................................................5
5.     Replacement Master Issuer Notes.........................................6
6.     Payments to the Principal Paying Agent..................................7
7.     Payments to Noteholders.................................................9
8.     Miscellaneous Duties of the Paying Agents, the Registrar and Transfer
       Agent..................................................................12
9.     Agents to act for Note Trustee and Master Issuer Security Trustee......16
10.    Fees and Expenses......................................................17
11.    Terms of Appointment...................................................18
12.    Termination of Appointment.............................................20
13.    Non-Petition...........................................................24
14.    Assignment.............................................................24
15.    Time...................................................................25
16.    Notices and Demands....................................................25
17.    Master Issuer Security Trustee as a party..............................26
18.    Miscellaneous..........................................................26
19.    Exclusion of Third Party Rights........................................26
20.    Governing Law..........................................................27
21.    Exclusion of Liability.................................................28

SCHEDULES

1      Specified Offices of the Agents........................................29
2.     Regulations concerning the transfer, exchange and registration of the registered Definitive Notes............................................30

SIGNATORIES

Signatories...................................................................32

APPENDIX

1.     Servicing criteria to be addressed in Report on Assessment of
       Compliance.............................................................34


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THIS AMENDED AND RESTATED MASTER ISSUER PAYING AGENT AND AGENT BANK AGREEMENT
is made on 28 March 2007

BETWEEN:

(1) HOLMES MASTER ISSUER PLC (registered number 5953811), a public limited company incorporated under the laws of England and Wales whose registered office is Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the MASTER ISSUER);

(2) THE BANK OF NEW YORK, LONDON BRANCH, formerly known as JPMorgan Chase Bank, N.A., London Branch, acting through its office at 40th Floor, One Canada Square, London E14 5AL (in its capacity as the PRINCIPAL PAYING AGENT);

(3) THE BANK OF NEW YORK, LONDON BRANCH, formerly known as JPMorgan Chase Bank, N.A., London Branch, acting through its office at 40th Floor, One Canada Square, London E14 5AL (in its capacity as the AGENT BANK);

(4) THE BANK OF NEW YORK, NEW YORK BRANCH, formerly known as JPMorgan Chase Bank, N.A., New York Branch, acting through its office at 101 Barclay Street, New York NY 10286 (in its capacity as the US PAYING AGENT);

(5) THE BANK OF NEW YORK (LUXEMBOURG) S.A., formerly known as J.P. Morgan Bank Luxembourg S.A., acting through its office at Aerogolf Center, 1A, Hoehenhof, L-1736 Senningerberg, Grand Duchy of Luxembourg (in its capacity as the REGISTRAR which expression shall include such person and all other persons for the time being acting as the registrar or registrars pursuant to this Agreement);

(6) THE BANK OF NEW YORK (LUXEMBOURG) S.A., formerly known as J.P. Morgan Bank Luxembourg S.A. acting through its office at Aerogolf Center, 1A, Hoehenhof, L-1736 Senningerberg, Grand Duchy of Luxembourg (in its capacity as the TRANSFER AGENT which expression shall include such person and all other persons for the time being acting as the transfer agent or transfer agents pursuant to this Agreement);

(7) THE BANK OF NEW YORK, LONDON BRANCH whose London branch address is at 40th Floor, One Canada Square, London E14 5AL (acting in its capacity as NOTE TRUSTEE which expression shall include such person and all other persons for the time being acting as the note trustee pursuant to the Master Issuer Trust Deed); and

(8) THE BANK OF NEW YORK, LONDON BRANCH whose London branch address is at 40th Floor, One Canada Square, London E14 5AL (acting in its capacity as MASTER ISSUER SECURITY TRUSTEE which expression shall include such person and all other persons for the time being acting as the security trustee pursuant to the Master Issuer Deed of Charge).

         WHEREAS:
(A) The Master Issuer has established the Programme pursuant to which it may, from time to time, issue Master Issuer Notes constituted by the Master Issuer Trust Deed and secured by the Master Issuer Deed of Charge.
(B) The Agents are willing to provide agency services to the Master Issuer, the Note Trustee and the Master Issuer Security Trustee on the terms and subject to the conditions contained in this Agreement.

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         IT IS AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1      CONSTRUCTION

         The Further Amended and Restated Master Definitions and Construction Schedule and the Amended and Restated Master Issuer Master Definitions and Construction Schedule, both signed for the purposes of identification by Allen & Overy LLP and Slaughter and May on 28 March 2007 (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into this Agreement and, accordingly, the expressions defined in the Further Amended and Restated Master Definitions and Construction Schedule and the Amended and Restated Master Issuer Master Definitions and Construction Schedule (as so amended, varied or supplemented from time to time) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Agreement, and this Agreement shall be construed in accordance with the interpretation provisions set out in Clause 2Error! Reference source not found. of the Further Amended and Restated Master Definitions and Construction Schedule and Clause 2 of the Amended and Restated Master Issuer Master Definitions and Construction Schedule. In the event of a conflict between the Further Amended and Restated Master Definitions and Construction Schedule and the Amended and Restated Master Issuer Master Definitions and Construction Schedule, the Amended and Restated Master Issuer Master Definitions and Construction Schedule shall prevail.

1.2      PAST AGREEMENT

         This Agreement amends and restates the master issuer paying agent and agent bank agreement made on 28 November 2006 between the parties hereto (the PRINCIPAL AGREEMENT). As of the date of execution of this Agreement, any future right or obligation (excluding such rights or obligations accrued at such date) of a party under the Principal Agreement shall be extinguished and shall instead be governed by this Agreement.

2.       APPOINTMENT OF THE AGENTS

2.1      APPOINTMENT
        (a) Upon and subject to the terms of this Agreement, the Master Issuer and, for the purposes of Clause 9 only, the Note Trustee and the Master Issuer Security Trustee, hereby appoint to carry out each of its respective obligations on a several but not joint basis:

              (i) the Principal Paying Agent as principal paying agent in respect of the Master Issuer Notes;

              (ii) the US Paying Agent as paying agent in the United States in respect of the Master Issuer Notes;

              (iii) the Agent Bank as agent bank for the purpose of, inter alia, calculating interest payable in respect of the Master Issuer Notes;

              (iv) the Registrar as registrar for the purpose of recording the holders of the Master Issuer Notes; and

              (v) the Transfer Agent as transfer agent in respect of the Master Issuer Notes.

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        (b)   The Master Issuer appoints the Agent Bank acting through its
              Specified Office as its agent in relation to the Master Issuer Notes for the purposes specified in this Agreement and in the Conditions.

2.2      ACCEPTANCE OF APPOINTMENT BY PAYING AGENTS, REGISTRAR AND TRANSFER
         AGENT

         The Principal Paying Agent, the US Paying Agent, the Registrar and the Transfer Agent each accept their respective appointments as agent of the Master Issuer and, for the purpose of Clause 9 only, as agent of the Note Trustee in relation to the Master Issuer Notes and shall comply with the provisions of this Agreement.
2.3      Acceptance of appointment by Agent Bank

         The Agent Bank accepts its appointment as agent of the Master Issuer for the purpose, inter alia, of calculating the rate of interest on the Master Issuer Notes in accordance with the Conditions, the Master Issuer Trust Deed and this Agreement.

3.       THE MASTER ISSUER NOTES

3.1      REG S GLOBAL MASTER ISSUER NOTES AND THE US GLOBAL MASTER ISSUER NOTES

         The Reg S Global Master Issuer Notes and the US Global Master Issuer Notes shall be in substantially the form set out in Schedule 1 to the Master Issuer Trust Deed and shall, in each case, be executed manually or in facsimile by an Authorised Signatory of the Master Issuer and authenticated manually by or on behalf of the Principal Paying Agent on the relevant Closing Date.

3.2      DEFINITIVE NOTES

         Each Definitive Note shall:

         (a) be in substantially the form set out in Schedule 2 to the Master Issuer Trust Deed;

         (b) be printed, lithographed or typewritten in accordance with all applicable legal and stock exchange requirements;

         (c)      bear a unique certificate number; and

         (d) be executed manually or in facsimile by an authorised signatory of the Master Issuer and authenticated manually by or on behalf of the Principal Paying Agent.

3.3      FACSIMILE SIGNATURES

         The Master Issuer may use for the purposes of executing any Global Master Issuer Notes or Definitive Notes, the facsimile signature of any person who at the date of this Agreement was duly authorised to sign the same on behalf of the Master Issuer, even if at the time of issue of such Global Master Issuer Note or Definitive Note, such person no longer holds (for whatever reason including death) the relevant office and any Global Master Issuer Notes or Definitive Notes so executed and authenticated will be valid and binding obligations of the Master Issuer. No Global Master Issuer Note or Definitive Note shall be valid for any purpose until it has been authenticated by the Principal Paying Agent in accordance with this Agreement and the Master Issuer Trust Deed.

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3.4      AVAILABILITY

         The Master Issuer shall, on or prior to each Closing Date, deliver the unauthenticated Global Master Issuer Note of each Series and Class (or Sub-Class) being issued on such Closing Date to or to the order of the Principal Paying Agent for authentication in accordance with Clauses
         3.1 and 3.9. The Principal Paying Agent shall, on or about the relevant Closing Date, authenticate and deliver each such Global Master Issuer
         Note:

         (a) in the case of Reg S Global Master Issuer Notes that are settled through Euroclear and Clearstream, Luxembourg, to the Common Depositary of Euroclear and Clearstream, Luxembourg against receipt from the Common Depositary of confirmation that the Common Depositary or its nominee is holding the relevant Reg S Global Master Issuer Note in safe custody for the account of Euroclear and Clearstream, Luxembourg; and

         (b) in the case of US Global Master Issuer Notes, to a custodian for DTC;

         The Principal Paying Agent shall hold in safe custody any unauthenticated Global Master Issuer Notes delivered to it in accordance with this Clause 3.4 and shall ensure that they are authenticated and delivered only in accordance with this Agreement and the Master Issuer Trust Deed.

3.5      DEFINITIVE NOTES

         If the Master Issuer is required to deliver Definitive Notes pursuant to the terms of the relevant Global Master Issuer Note and the Master Issuer Trust Deed, the Master Issuer shall arrange for Definitive Notes in an aggregate principal amount equal to the Principal Amount Outstanding of the relevant Global Master Issuer Note to be made available to or to the order of the Principal Paying Agent by the date falling 30 days after the occurrence of the relevant event as set out in Clause 3 of the Master Issuer Trust Deed. Any Definitive Notes will be in registered form and, in each case, in an Authorised Denomination. The Master Issuer shall also arrange, on written request, for such Definitive Notes as are required to enable the Principal Paying Agent to perform its respective obligations under Clause 5 to be made available to or to the order of the Principal Paying Agent from time to time.

3.6      DUTIES OF THE AGENT BANK

         The Agent Bank shall perform such duties at its Specified Office as are set forth in this Agreement and in the Conditions and in the applicable Final Terms and such other duties as are reasonably incidental thereto at the request of the Master Issuer, the Master Issuer Security Trustee, the Paying Agents, the Registrar, the Transfer Agents or the Note Trustee. Save as hereinafter provided, as soon as practicable after 11.00 a.m. (London time), on each Interest Determination Date, the Agent Bank shall determine the rate of interest on each Series and Class (or Sub-Class) of Master Issuer Notes and the corresponding Interest Amount applicable to the next Interest Period in accordance with the Conditions and shall carry out all other relevant calculations under the Conditions. Further, the Agent Bank shall notify promptly by facsimile transmission, and in any event not later than the third Business Day following each such Interest Determination Date, the Master Issuer, the Master Issuer Security Trustee, the Note Trustee, the Principal Paying Agent, the Master Issuer Cash Manager and the London Stock Exchange (or such other stock exchange, competent listing authority and/or quotation system on or by which the Master Issuer Notes of the relevant Series and Classes (or Sub-Classes) are then listed, quoted and/or traded) of the rate of interest so determined, the Interest Amount payable in respect of interest for such Interest Period and the Interest Payment Date in respect of such Interest Period specifying to the Master Issuer, the Master Issuer Cash Manager, the Master Issuer Security Trustee and the Note Trustee the rates upon which the same are based and (where relevant) the names of the banks quoting such rates provided that the Agent Bank shall make

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         such determination and calculation in relation to each Series and
         Class (or Sub-Class) of Master Issuer Notes on the basis of Condition 4 of the Master Issuer Notes.

         Each Series and Class (or Sub-Class) of the Master Issuer Notes, on issue, is expected to be listed on the official list of the United Kingdom Listing Authority and to be admitted to trading on the London Stock Exchange's Gilt Edged and Fixed Interest Market. The Master Issuer will advise the Agent Bank, the Master Issuer Security Trustee and the Note Trustee in writing if such listing and/or admission to trading is or are withdrawn or if any Master Issuer Notes become listed on any other stock exchange, competent listing authority and/or quotation system.

3.7      PUBLICATION OF RATE OF INTEREST

         In respect of each Series and Class (or Sub-Class) of Master Issuer Notes listed on a Stock Exchange, it shall be the responsibility of the Agent Bank to notify to the relevant Stock Exchange and to the relevant Series and Class (or Sub-Class) of Noteholders such rate of interest, the Interest Amounts for each Interest Period and the immediately succeeding Interest Payment Date described in Clause 3.6 and to publish such rate and Interest Amounts in accordance with Conditions 4 and 14.

3.8      DUTIES OF THE PRINCIPAL PAYING AGENT

         The Principal Paying Agent shall procure the holding in safe custody of all unauthenticated Definitive Notes delivered to it in accordance with Clause 3.2(b) and shall ensure that such Definitive Notes are authenticated and delivered only in accordance with the terms hereof and of the Conditions.

3.9      AUTHENTICATION

         The Principal Paying Agent or its designated agent is authorised and instructed by the Master Issuer to authenticate the Global Master Issuer Notes or Definitive Notes in respect of each Series and Class (or Sub-Class) of Master Issuer Notes as may be required to be authenticated under the relevant Final Terms by the original signature of any of its officers or any other person duly authorised for the purpose by the Registrar.

4. DELIVERY OF DEFINITIVE NOTES; TRANSFERS AND EXCHANGES OF GLOBAL MASTER ISSUER NOTES

4.1      DELIVERY OF DEFINITIVE NOTES

         On or after the date for the exchange of any Global Master Issuer Note for Definitive Notes in accordance with the Conditions, the Registrar shall, against surrender of such Global Master Issuer Note, authenticate and deliver, or cause to be authenticated and delivered on its behalf, Definitive Notes in accordance with the Conditions and the Master Issuer Trust Deed provided that in no circumstances shall the aggregate principal amount of such Definitive Notes exceed the aggregate principal amount of the relevant Global Master Issuer Note.

4.2      ANNOTATION OF GLOBAL MASTER ISSUER NOTES

         On each occasion on which Definitive Notes are so delivered, the amount of the relevant Global Master Issuer Note shall be reduced by the amount of the Definitive Notes so delivered and the Registrar shall procure that there is noted in the schedule to the relevant Global Master Issuer Note the amount of Definitive Notes so delivered (the PRINCIPAL AMOUNT) and the remaining Principal Amount Outstanding of the relevant Global Master Issuer Note and shall procure the signature of such notation on its behalf.

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5.       REPLACEMENT MASTER ISSUER NOTES

5.1      DELIVERY OF REPLACEMENTS

         The Principal Paying Agent (in the case of the Global Master Issuer Notes) or the Registrar (in the case of the Definitive Notes) shall, upon and in accordance with the instructions of the Master Issuer (which instructions may, without limitation, include such terms as to the payment of expenses and as to evidence, security and indemnity as the Master Issuer may reasonably require) and in the absence of notice to the Principal Paying Agent, the Registrar, the Master Issuer Security Trustee, or the Note Trustee that such Master Issuer Note has been acquired by a bona fide purchaser, authenticate or (in the case of the Definitive Notes) cause the Principal Paying Agent to authenticate and deliver a Master Issuer Note as a replacement for any such Master Issuer Note (of the same form) which has been mutilated or defaced or which is alleged to have been destroyed, stolen or lost provided that, however, the Principal Paying Agent or the Registrar (as the case may be) shall not deliver any such Master Issuer Note as a replacement for any Master Issuer Note (of the same form) which has been mutilated or defaced otherwise than against surrender of the same.

5.2      REPLACEMENTS TO BE NUMBERED

         Each replacement Master Issuer Note delivered hereunder shall bear a unique serial number.

5.3      CANCELLATION AND DESTRUCTION

         The Principal Paying Agent or the Registrar (as the case may be) shall cancel and destroy each mutilated or defaced Master Issuer Note surrendered to it and in respect of which a replacement has been delivered.

5.4      VERIFICATION

         The Principal Paying Agent or the Registrar (as the case may be) shall obtain verification, in the case of an allegedly lost, stolen or destroyed Master Issuer Note in respect of which the serial number is known, that such Master Issuer Note has not previously been redeemed or paid. The Principal Paying Agent or the Registrar (as the case may be) shall not issue any replacement Master Issuer Note unless and until the Principal Paying Agent or the Registrar (as the case may be) and the Master Issuer agree that the applicant therefor has:

         (a)      paid such costs as may be incurred in connection therewith;

         (b) furnished it with such evidence and indemnification as the Master Issuer and the Principal Paying Agent or the Registrar (as the case may be) may reasonably require; and

         (c) in the case of any mutilated or defaced Master Issuer Note, surrendered it to the Principal Paying Agent or the Registrar (as the case may be).

5.5      NOTIFICATION

         Each of the Principal Paying Agent and the Registrar shall notify the Master Issuer of the delivery by it in accordance herewith of any replacement Master Issuer Note, specifying the serial number thereof and the serial number respectively (if known) of the Master Issuer Note which it replaces and confirm (if such be the case) that the Master Issuer Note which it replaces has been cancelled or destroyed and the Registrar shall, in addition, as promptly as is practicable, enter such details on the Register. Whenever any Master Issuer Note for which a replacement Master Issuer Note has been issued and of which the serial number is known is presented to any of the Paying Agents for payment, the relevant Paying Agent shall immediately send notice thereof to the Master Issuer, the

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         Principal Paying Agent and the Registrar. No payment shall be made on such cancelled Master Issuer Note.

6.       PAYMENTS TO THE PRINCIPAL PAYING AGENT

6.1      MASTER ISSUER TO PAY THE PRINCIPAL PAYING AGENT

         In order to provide for the payment of interest and principal in respect of a Series and Class (or Sub-Class) of Master Issuer Notes as the same become due and payable in accordance with the Conditions and the Master Issuer Trust Deed, the Master Issuer shall pay to the Principal Paying Agent or otherwise cause the Principal Paying Agent to receive an amount which is equal to the amount of principal and interest then falling due in respect of such Series and Class (or Sub-Class) of Master Issuer Notes on such date.

6.2      PAYMENT BY MASTER ISSUER

         The Master Issuer shall, not later than 11.00 a.m. (London time) on each Interest Payment Date, on which any payment of principal and interest in respect of any Series and Class (or Sub-Class) of Master Issuer Notes becomes due, pay or cause to be paid to the Principal Paying Agent such amounts in the Specified Currency, in immediately available funds as may be required for the purpose of paying principal or interest under such Series and Class (or Sub-Class) of Master Issuer Notes (after taking account of any cash then held by the Principal Paying Agent and available for that purpose) and such amounts shall be paid to the credit of suitably designated accounts at such bank or banks in London for payment to the Noteholders as shall be notified to the Master Issuer by the Principal Paying Agent in writing no later than two weeks before the first payment is due to be made to the Noteholders of such Series and Class (or Sub-Class). The Principal Paying Agent shall notify the Master Issuer, the Master Issuer Security Trustee and/or the Note Trustee in writing, within five Business Days of any change of those accounts, or any of them, and (i) upon the bankruptcy, insolvency, winding up or liquidation (other than the passing of any resolution by any Paying Agent in connection with any merger, conversion, consolidation, or transfer as contemplated by Clause 12.11) of any Paying Agent or (ii) upon default being made by any Paying Agent in the payment of any amounts in respect of principal or interest in accordance with this Agreement or (iii) failing payment within the designated periods of prescription specified in Condition 7, the Principal Paying Agent shall hold all payments on trust for repayment to the Master Issuer.

6.3      NOTIFICATION OF PAYMENT BY MASTER ISSUER

         The Master Issuer shall procure that the bank effecting payment on its behalf confirms by tested telex or authenticated SWIFT message by 2.00 p.m. (London time) two Business Days prior to each date on which any payment is due to be made under Clause 6.2 that it has issued irrevocable payment instructions for the transfer of the relevant sum due on that date to the account of the Principal Paying Agent.

6.4      CONFIRMATION BY THE MASTER ISSUER

(a) The Master Issuer will procure that the bank in London making payments on its behalf as referred to in Clause 6.2 will irrevocably confirm in writing to the Principal Paying Agent by 11.00 a.m. (London time) on each Interest Payment Date, as set out in Clause 6.2, that it has credited such account of the Principal Paying Agent as notified by the Principal Paying Agent to the Master Issuer from time to time, on such payment date.

(b) Not later than one Business Day before making any payment pursuant to Clause 6.2 in respect of any class of the Master Issuer Notes, the Master Issuer shall notify, or procure the notification to, the Principal Paying Agent and the Note Trustee of the amount of interest or principal (as the case

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         may be) payable  in respect of each Series and Class (or Sub-Class) of
         Master Issuer Notes on the date in question and the apportionment of such amount as between principal and interest.

(c) Whilst the Master Issuer Notes of any Series and Class (or Sub-Class) continue to be represented by Global Master Issuer Notes, the Principal Paying Agent shall pay or cause to be paid all payments of principal or interest (as the case may be) due in respect of such Master Issuer Notes to, or to the order of:

         (i) in the case of Reg S Global Master Issuer Notes, the Common Depositary of Euroclear and Clearstream, Luxembourg or such other clearing system as agreed between the Master Issuer, the Note Trustee and the Principal Paying Agent; and

         (ii) in the case of US Global Master Issuer Notes, the nominee of DTC,

         and shall give notice of all such payments to the Registrar.

         All such payments will be distributed without deduction or withholding for any taxes, duties, assessments or other governmental charges of whatever nature except as may be required by law. If any such deduction or withholding is required to be made, then neither the Master Issuer nor any other person will be obliged to pay any additional amounts in respect thereof.

6.5      EXCLUSION OF LIENS AND INTEREST

         The Principal Paying Agent shall:

         (a) not exercise any lien, right of set-off or similar claim in respect of monies received by the Principal Paying Agent in connection with its activities hereunder;

         (b)      not be liable to any person for interest thereon; and

         (c) not be obliged to hold any funds received by it hereunder in a segregated account or accounts.


6.6      APPLICATION BY PRINCIPAL PAYING AGENT

         The Principal Paying Agent shall apply (or direct or cause application of) each amount paid to it hereunder in accordance with Clause 7 in respect of the Global Master Issuer Notes and Definitive Notes (if any) and shall not be obliged to repay any such amount other than as provided herein or unless the claim for the relevant payment becomes void under the Conditions in which event it shall repay to the Master Issuer such portion of such amount as relates to such payment, together with the fees applicable thereto (pro rata as to the amount and time) to the extent already paid pursuant to Clause 10, by paying the same by credit transfer in the Specified Currency, to such account with such bank as the Master Issuer has by notice to the Principal Paying Agent specified for the purpose.

6.7      FAILURE TO NOTIFY PAYMENT INSTRUCTIONS

         If the Principal Paying Agent has not, by 3.00 p.m. (London time) on the Business Day before the date of due payment to it under Clause , received notification of the relevant payment instructions under Clause 6, it shall immediately notify the Master Issuer, the Registrar, the other Paying Agents, the Agent Bank, the Note Trustee and the Master Issuer Security Trustee by facsimile and telephone. If the Principal Paying Agent subsequently receives notification of such payment instructions, it shall forthwith notify the Master Issuer, the Registrar, the other Paying Agents, the Agent Bank, the Note Trustee and the Master Issuer Security Trustee.

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6.8      FAILURE TO RECEIVE PAYMENT

         The Principal Paying Agent shall as soon as is reasonably practicable notify the Master Issuer Security Trustee, the Note Trustee, the Agent Bank, the other Paying Agents, the Registrar and the Master Issuer by facsimile and telephone if by 5.00 p.m. (London time) on the Interest Payment Date it has not received the deposit required by Clause 6.2 and/or there are not sufficient funds in the Specified Currency available to the Principal Paying Agent to discharge the amount of the monies payable thereon in accordance with the Conditions and/or the provisions of the Master Issuer Trust Deed on such Interest Payment Date.

7.       PAYMENTS TO NOTEHOLDERS

7.1      PAYMENTS IN RESPECT OF GLOBAL MASTER ISSUER NOTES

         Each Paying Agent acting through its Specified Office shall make payments of interest and principal in respect of the Global Master Issuer Notes in accordance with the Conditions and the Master Issuer Trust Deed provided, however, that:

         (a) if any Global Master Issuer Note is presented or surrendered for payment to a Paying Agent and such Paying Agent has delivered a replacement therefor or has been notified that the same has been replaced, such Paying Agent shall as soon as is reasonably practicable notify the Master Issuer in writing of such presentation or surrender and shall not make payment against the same until it is so instructed by the Master Issuer and has received the amount to be so paid;

         (b) each Paying Agent shall cancel each Definitive Note against surrender of which it has made full payment and shall deliver each Definitive Note so cancelled by it to the Registrar;

         (c) in the case of payment of interest or principal against presentation of a Global Master Issuer Note, the Registrar shall note or procure that there is noted on the relevant schedule to such Global Master Issuer Note, the amount of such payment and, in the case of payment of principal, the remaining Principal Amount Outstanding of a Global Master Issuer Note and shall procure the signature of such notation on its behalf; and

         (d) a Paying Agent shall not be obliged (but shall be entitled) to make payments of principal or interest if:

                  (i) in the case of the Principal Paying Agent, it has not received the full amount of any payment due to it under Clause 6.1; or

                  (ii)     in the case of any other Paying Agent:

                           (A) it has been notified in accordance with Clause 6 that the relevant irrevocable payment instructions have not been received, unless it is subsequently notified that such payment instructions have been received; or

                           (B) it is not able to establish that the Principal Paying Agent has received the full amount of any payment due to it under Clause 6.


7.2      PAYMENTS IN RESPECT OF DEFINITIVE NOTES

         The Registrar will, in the case of Definitive Notes, notify the Principal Paying Agent, not later than five days after each Record Date, whether any Noteholder has elected to receive payments by transfer to a bank account and, if so, the relevant details of such bank account. For those

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

         Noteholders who have chosen not to receive payments by transfer to a bank account, the Registrar will notify the Principal Paying Agent of the address of such Noteholder appearing in the Register to which cheques should be posted.

7.3      REGISTER

         The Principal Paying Agent shall make or shall procure payments of interest and principal in respect of the Definitive Notes in accordance with the Conditions and the Master Issuer Trust Deed by mailing a dollar cheque drawn on a bank in New York City, in the case of Dollar Master Issuer Notes, or a euro cheque drawn on a bank in London, in the case of Euro Master Issuer Notes, or a sterling cheque drawn on a bank in London, in the case of Sterling Master Issuer Notes or, in the case of the Master Issuer Notes denominated in any other Specified Currency, a cheque in the Specified Currency drawn on a bank in London or on a bank in the principal financial centre of the country of such Specified Currency to the address of the Noteholder appearing in the Register on the Record Date or, if the Noteholder has elected to do so, by transfer to a dollar, sterling, euro or other Specified Currency account, as the case may be.


7.4      NO OBLIGATION TO PAY

         No payments in respect of any Definitive Notes will be made on the final date for redemption or, as the case may be, payment, or such earlier date as the relevant Definitive Notes may become repayable or, as the case may be, payable, in whole unless the Registrar or any Transfer Agent confirms to the Principal Paying Agent that such Definitive Note has been surrendered to it.

7.5      PARTIAL PAYMENT

         (a) The Principal Paying Agent shall not be obliged (but shall be entitled) to make payments of interest or principal in respect of a Global Master Issuer Note or a Definitive Note (as the case may be) if it has not received the full amount of any payment due to it under Clause 6.1. If at any time and for any reason the Principal Paying Agent makes a partial payment in respect of a Global Master Issuer Note, the Registrar shall, in respect of such Global Master Issuer Note, endorse thereon a statement indicating the amount and date of such payment and in respect of Definitive Notes, the Registrar shall annotate the Register with such details.

         (b) (i) If the Master Issuer intends to redeem all (but not some only) of any Series and Class (or Sub-Class) of Master Issuer Notes prior to their stated maturity date pursuant to and in accordance with the terms of Condition 5.4, 5.5 or 5.6 (as set forth in the Base Prospectus), it shall give not more than 60 nor less than 30 days' written notice of such intention to the Master Issuer Security Trustee, the Note Trustee and the Noteholders in accordance with the relevant paragraphs of Condition 5 and stating the date on which such Series and Class (or Sub-Class) of Master Issuer Notes are to be redeemed and shall give sufficient notice to the Principal Paying Agent to enable it to notify the Noteholders within such prescribed period.

                  (ii) The Principal Paying Agent shall promptly and in accordance with the Conditions on behalf of and at the expense of the Master Issuer publish the notices required in connection with such redemption.

         (c) In the case of a partial redemption of any Series and Class (or Sub-Class) of Master Issuer Notes in accordance with Condition 5.2, the principal amount of such Series and Class (or Sub-Class) of Notes being partially redeemed on an Interest Payment Date shall be redeemed on a pro rata basis in accordance with Condition 5.2.

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


7.6      EXCLUSION OF LIENS AND COMMISSIONS

         No Paying Agent shall exercise any lien, right of set-off or similar claim against any person to whom it makes any payment under Clause 7.1 or Clause 7.2 in respect thereof, nor shall any commission or expense be charged by it to any such person in respect thereof.

7.7      REIMBURSEMENT BY PRINCIPAL PAYING AGENT

         If a Paying Agent other than the Principal Paying Agent makes any payment in accordance with Clause 7.1 or Clause 7.2:

         (a) it shall notify the Principal Paying Agent of the amount so paid by it, the certificate or serial number of the Master Issuer Notes against presentation or surrender of which payment of principal or interest was made; and

         (b) subject to, and to the extent of, compliance by the Master Issuer with Clause 6.1 (whether or not at the due time), the Principal Paying Agent shall pay to such Paying Agent out of the funds received by the Principal Paying Agent under Clause 6.1, by credit transfer in the Specified Currency, and in same day, freely transferable, cleared funds to such account with such bank in London as such Paying Agent has by notice to the Principal Paying Agent specified for the purpose, an amount equal to the amount so paid by such Paying Agent.

7.8      APPROPRIATION BY PRINCIPAL PAYING AGENT

         If the Principal Paying Agent makes any payment in accordance with Clause 7.5(a), it shall be entitled to appropriate for its own account out of the funds received by it under Clause 6.1 an amount equal to the amount so paid by it.


7.9      REIMBURSEMENT BY MASTER ISSUER

         If any Paying Agent (which for the avoidance of doubt includes the Principal Paying Agent) makes a payment in respect of the Master Issuer Notes at a time which the Principal Paying Agent has not received the full amount of the relevant payment due to it under Clause 6.1 and the Principal Paying Agent is not able out of the funds received by it under Clause 6.1 to reimburse such Paying Agent therefor (whether by payment under Clause 7.7 or appropriation under Clause 7.8), the Master Issuer shall from time to time on written demand pay to the Principal Paying Agent for account of such Paying Agent:

         (a) the amount so paid out by such Paying Agent and not so reimbursed to it; and

         (b) interest on such amount from the date on which such Paying Agent made such payment until the date of reimbursement of such amount with proof thereof of such amount,

         provided, however, that any payment under paragraph (a) above shall satisfy pro tanto the Master Issuer's obligations under Clause 6.1.

7.10     INTEREST

         Interest shall accrue for the purpose of Clause 7.9(b) (as well after as before judgment) on the basis of a year of 365 days and the actual number of days elapsed and at a rate per annum specified by the Principal Paying Agent as reflecting its cost of funds for the time being in relation to the unpaid amount.

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


8.       MISCELLANEOUS DUTIES OF THE PAYING AGENTS, THE REGISTRAR AND TRANSFER
         AGENT

8.1      RECORDS

         The Registrar shall:

         (a) maintain a full and complete record of all Global Master Issuer Notes and Definitive Notes and of their redemption, payment, exchange or cancellation (as the case may be) and of all replacement Global Master Issuer Notes and Definitive Notes issued in substitution for any lost, stolen, mutilated, defaced or destroyed Global Master Issuer Notes or Definitive Notes (as the case may be);

         (b) make such records available for inspection at all reasonable times by the Master Issuer, the Paying Agents, the Transfer Agent, the Master Issuer Security Trustee and the Note Trustee; and

         (c) make copies of this Agreement, the Master Issuer Trust Deed, the Master Issuer Deed of Charge, the Amended and Restated Master Definitions and Construction Schedule and the Master Issuer Master Definitions and Construction Schedule available for inspection at its specified office at all reasonable times.


8.2      INFORMATION FROM PAYING AGENT

         The Paying Agents shall make available to the Registrar such information as is reasonably required for the maintenance of the records referred to in Clause 8.1.

8.3      DEFINITIVE NOTES IN ISSUE

         As soon as practicable (or in any event within five Business Days) after a request therefor by the Master Issuer, the Master Issuer Security Trustee or the Note Trustee, the Registrar shall (on the basis of the information maintained in accordance with Clause 8) notify the Master Issuer, the Master Issuer Security Trustee or the Note Trustee (as the case may be) in writing of the number of any Definitive Notes against surrender of which payment has been made and of the number of any Definitive Notes which have not yet been surrendered for payment and the details of all the Master Issuer Notes redeemed and cancelled.

8.4      FORWARDING OF COMMUNICATIONS

         The Principal Paying Agent shall promptly forward to the Master Issuer, the Note Trustee and the Master Issuer Security Trustee a copy of any notice or communication addressed to the Master Issuer by any Noteholder which is received by the Principal Paying Agent. The Transfer Agent or Registrar shall promptly notify the Principal Paying Agent in the event that it receives any such notice or communication and promptly forward such notice or communication to the Principal Paying Agent.

8.5      PUBLICATION OF NOTICES

         The Principal Paying Agent shall, upon and in accordance with the instructions, and at the expense of, the Master Issuer but not otherwise, arrange for the publication in accordance with Condition 14 of any notice which is to be given to the Noteholders and shall promptly supply two copies thereof to the Master Issuer Security Trustee and the Note Trustee and a copy thereof to each other Paying Agent.

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

8.6      DESTRUCTION

         The Registrar may destroy each Definitive Note delivered to or cancelled by it in accordance with Clause 7.1(b), in which case it shall promptly furnish the Master Issuer, the Master Issuer Security Trustee and the Note Trustee, on request, with a certificate as to such destruction, specifying the reason for such destruction and the certificate or serial numbers of the relevant Definitive Note.

8.7      VOTING CERTIFICATES AND BLOCK VOTING INSTRUCTIONS

         In the event of a meeting of the Noteholders the Principal Paying Agent shall, at the request of any Noteholder in accordance with the Master Issuer Trust Deed, issue voting certificates and block voting instructions in a form and manner which comply with the provisions of
         Schedule 4 to the Master Issuer Trust Deed (except that it shall not be required to issue the same less than forty-eight hours before the time for which the meeting or the poll to which the same relates has been convened or called). The Principal Paying Agent shall keep a full record of voting certificates and block voting instructions issued by it and will give to the Master Issuer, not less than one Business Day before the time appointed for any meeting or adjourned meeting, full particulars of all voting certificates and block voting instructions issued by it in respect of such meeting or adjourned meeting.

8.8      DUTIES OF THE TRANSFER AGENTS

         If and to the extent so specified by the Conditions and in accordance therewith and with the terms of this Agreement, or if otherwise requested by the Master Issuer, the Transfer Agents shall:

         (a) on behalf of the Registrar, authenticate Definitive Notes upon any transfer or exchange of interests in a Global Master Issuer Note for Definitive Notes;

         (b) on behalf of the Registrar, make available forms of transfer, forms of proxy and any certificates as to beneficial ownership in respect of the Master Issuer Notes, receive requests for the transfer of such Master Issuer Notes, forms of transfer, forms of proxy, certificates and other evidence, inform the Registrar of the name and address of the holder of each such Master Issuer Note, the serial numbers of any Definitive Notes, the name and address of the relevant person to be inserted in the Register, forward each such document to the Registrar and, upon being informed by the Registrar that the appropriate entries have been made in the Register and all formalities complied with, forthwith issue Definitive Notes on behalf of the Registrar representing the relevant Master Issuer Notes to be transferred;

         (c)      keep the Registrar informed of all transfers and exchanges;
                  and

         (d) carry out such other acts as may be necessary to give effect to the Conditions, this Agreement and the Regulations.

8.9 AUTHENTICATION AND DELIVERY OF DEFINITIVE NOTES AND MAINTENANCE OF REGISTER BY REGISTRAR

         The Registrar shall cause the Principal Paying Agent to authenticate and it shall deliver, or cause a Transfer Agent to deliver, any Master Issuer Note issued upon transfer in accordance with the Master Issuer Trust Deed and shall so long as any Definitive Notes are outstanding maintain a register in Luxembourg, or at such other place as the Note Trustee may approve in writing, in accordance with the Conditions, the Regulations and this Agreement. The Register shall show the Principal Amount Outstanding or total number outstanding, as the case may be, of each Definitive Note, the serial numbers thereof and the respective dates of issue and all subsequent transfers, cancellations and replacements thereof and all changes of ownership and the names and addresses of the holders of such Master Issuer Notes. The Registrar shall at all reasonable times during its office hours make the Register available to the Master Issuer, the Paying Agents and the Transfer Agents or any person authorised by any of them for inspection and for the taking of copies thereof or extracts therefrom and the Registrar shall deliver to such persons all such lists of Noteholders, their addresses and holdings as they may request.

8.10     TRANSFER OF DEFINITIVE NOTES

         The Registrar shall make available forms of transfer, forms of proxy and certificates as to beneficial ownership in respect of the Definitive Notes, receive requests for the transfer of Definitive Notes, forms of transfer, forms of proxy, certificates and other evidence, effect the necessary entries and formalities and procure that it or the Transfer Agent on its behalf endorses the name and address of the transferee on each Definitive Note and delivers the same to the person entitled thereto. No transfer shall be registered for a period of 15 days immediately preceding any due date for payment in respect of the Master Issuer Notes or, as the case may be, the due date for redemption, or as the case may be, payment of any of the relevant Master Issuer Notes.


8.11     ADDITIONAL DUTIES

         The Registrar shall:

         (a) register all transfers of Definitive Notes in accordance with the terms of those Definitive Notes, the Master Issuer Trust Deed and the Conditions;

         (b) receive any document relating to or affecting the title to any of the Definitive Notes including all forms of transfer, forms of exchange, probates, letters of administration and powers of attorney;

         (c) maintain proper records of the details of all documents received;

         (d) prepare all such lists of the holders of the Definitive Notes as may be required by the Master Issuer, any Paying Agent, the Master Issuer Security Trustee, the Note Trustee or any person authorised by any of them;

         (e) comply with the proper and reasonable requests of the Master Issuer with respect to the maintenance of the Register and give to the Paying Agents such information as may be reasonably required by it for the proper performance of its duties;

         (f) forthwith, and in any event within three Business Days of the relevant request (or within such longer period as may be required to comply with any applicable fiscal or other regulations), upon receipt by it of, or receipt by it of notification from the Transfer Agent of delivery to it of, Definitive Notes duly endorsed for transfer in the name of the registered holders or subsequent to the endorsement of a reduction in nominal amount of a Global Master Issuer Note for exchange into Definitive Notes, authenticate and issue duly dated and completed Definitive Notes and deliver the Definitive Notes in the name of the registered holders at its Specified Office or (at the risk of the relevant registered holders) send the Definitive Notes to such address as the registered holders may request; and

         (g) carry out such other acts as may reasonably be necessary to give effect to the Conditions, the Master Issuer Trust Deed, this Agreement and the Regulations. In carrying out its functions the Registrar shall act in accordance with the terms of this Agreement, the Master Issuer Trust Deed, the Regulations and the Conditions.

8.12     SUPPLIES OF ADDITIONAL DEFINITIVE NOTES

         The Master Issuer will deliver to the Transfer Agent and the Registrar for the performance of their duties hereunder from time to time so long as any of the Master Issuer Notes are outstanding, sufficient additional Definitive Notes as may be required for the performance of the duties of the Transfer Agent and the Registrar.

8.13     SAFE CUSTODY OF THE DEFINITIVE NOTES

         Each of the Registrar and the Transfer Agent shall maintain in safe custody all Definitive Notes delivered to and held by it hereunder and shall ensure such Definitive Notes are issued only in accordance with the Conditions, the Master Issuer Trust Deed and the terms of this Agreement.

8.14     CERTIFICATION OF DEFINITIVE NOTES HELD

         Within five Business Days of any request therefor by the Master Issuer or any of the Paying Agents, so long as any of the Master Issuer Notes are outstanding, the Registrar and the Transfer Agent shall certify to the Master Issuer, the Paying Agents and the Note Trustee the number of unauthenticated Definitive Notes held by it hereunder.

8.15     PROVISION OF INFORMATION

         Each of the Transfer Agent and the Registrar will give to the Paying Agents and, as appropriate, the Registrar or the Transfer Agent such further information with regard to its activities hereunder as may reasonably be required by them for the proper carrying out of their respective duties.

8.16     REGULATIONS FOR THE DUTIES OF THE TRANSFER AGENTS AND THE REGISTRAR

         In the event that Definitive Notes are required to be issued, the Registrar shall (after consultation with the Master Issuer, the Paying Agents, the Transfer Agent and the Note Trustee) promulgate reasonable regulations concerning the carrying out of their respective duties, including the carrying out of transfers and exchanges of Definitive Notes and the forms and evidence to be proved. All such transfers and exchanges will be made subject to the Regulations. The initial Regulations are set out in Schedule 2 hereto. The Regulations may be changed by the Master Issuer with the prior written approval of the Registrar and the Note Trustee, which approval shall not be unreasonably withheld or delayed. A copy of the current Regulations will be sent by the Registrar to any holder of a Definitive Note who so requests.

8.17     NOTIFICATION OF THE PRINCIPAL AMOUNT OUTSTANDING

         The Registrar shall, on the Business Day prior to each Interest Payment Date, notify the Principal Paying Agent, the Master Issuer and the Master Issuer Cash Manager of the aggregate Principal Amount Outstanding of Definitive Notes.

8.18     NOTIFICATIONS IN RESPECT OF THE CONDITIONAL PURCHASER ARRANGEMENTS

         On receipt of notification from the Master Issuer that the Conditional Purchaser has transferred all of its rights and obligations under the Conditional Purchase Agreement to an Eligible Transferee pursuant to Clause 7(a) of the Conditional Purchase Agreement, the Principal Paying Agent shall promptly notify the relevant Series and Class (or Sub-Class) of Noteholders.

8.19     SUBMISSION OF FINAL TERMS

         The Principal Paying Agent shall submit to the relevant authority or authorities such number of copies of each Final Terms which relates to Master Issuer Notes which are to be listed as the relevant authority or authorities may require.

8.20     ATTESTATION AND COMPLIANCE CERTIFICATES

         On or before March 15 of each calendar year in which the Depositor is required to file reports with respect to the Issuing Entity in accordance with the Exchange Act and the rules and regulations of the Commission, beginning with March 15, 2008, the Paying Agents shall deliver to the Depositor a report regarding their assessment of compliance with the relevant servicing criteria applicable to the Paying Agents, as identified on Appendix 1 hereto, as of and for the period ending the end of the fiscal year ending no later than December 31 of the year prior to the year of delivery of the report. Each such report shall include (a) a statement of the party's responsibility for assessing compliance with the relevant servicing criteria applicable to such party, (b) a statement that such party used the criteria identified in Item 1122(d) of Regulation AB (ss.229.1122(d)) to assess compliance with the relevant servicing criteria, (c) disclosure of any material instance of noncompliance identified by such party and (d) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the relevant servicing criteria.


9.       AGENTS TO ACT FOR NOTE TRUSTEE AND MASTER ISSUER SECURITY TRUSTEE

9.1 At any time after an Event of Default in respect of the Master Issuer Notes or any of them shall have occurred:

         (a) the Principal Paying Agent, the US Paying Agent, the Transfer Agent and the Registrar shall (where such agents act on behalf of the Master Issuer), if so required by notice in writing given by the Note Trustee or, as applicable, the Master Issuer Security Trustee to the Master Issuer and the Principal Paying Agent, the US Paying Agent, the Transfer Agent and the Registrar:

                  (i) thereafter act as agents of the Note Trustee or, as applicable, the Master Issuer Security Trustee under the terms of the Master Issuer Trust Deed or, as applicable, the Master Issuer Deed of Charge on the terms mutatis mutandis contained herein (save that the Note Trustee's or, as applicable, the Master Issuer Security Trustee's liability under any provision herein contained for the remuneration and indemnification of such Agents shall be limited to the amount for the time being held by the Note Trustee on the trusts of the Master Issuer Trust Deed or, as applicable, the Master Issuer Security Trustee on the trusts of the Master Issuer Deed of Charge which is available to be applied by the Note Trustee or, as applicable, the Master Issuer Security Trustee for such purpose) and thereafter hold all Master Issuer Notes and all sums, documents and records held by them in respect of the Master Issuer Notes on behalf of the Note Trustee or, as applicable, the Master Issuer Security Trustee; and/or

                  (ii) deliver up all Master Issuer Notes and all sums, documents and records held by them in respect of the Master Issuer Notes to the Note Trustee or, as applicable, the Master Issuer Security Trustee or as the Note Trustee or, as applicable, the Master Issuer Security Trustee shall direct in such notice, provided that such notice shall be deemed not to apply to any document or record which the relevant Agent is obliged not to release by any applicable law or regulation; and/or

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

         (b) the Agent Bank shall, if so required by notice in writing given by the Note Trustee or, as applicable, the Master Issuer Security Trustee to the Agent Bank and until such appointment is terminated by the Note Trustee or, as applicable, the Master Issuer Security Trustee by notice in writing:

                  (i) thereafter act as Agent Bank of the Note Trustee or, as applicable, the Master Issuer Security Trustee in relation to calculations and other related functions to be made or performed by, or on behalf of, the Note Trustee or, as applicable, the Master Issuer Security Trustee under the terms of the Master Issuer Trust Deed or, as applicable, the Master Issuer Deed of Charge mutatis mutandis on the terms contained herein (save that the Note Trustee's or, as applicable, the Master Issuer Security Trustee's liability under any provision hereof for the remuneration and indemnification of the Agent Bank shall be limited to the amounts for the time being held by the Note Trustee or, as applicable, the Master Issuer Security Trustee in respect of principal and interest on the Notes on the trusts of the Master Issuer Trust Deed or, as applicable, the Master Issuer Deed of Charge which is available to be applied by the Note Trustee or, as applicable, the Master Issuer Security Trustee for such purposes) and thereafter to hold on behalf of the Note Trustee or, as applicable, the Master Issuer Security Trustee all documents and records held by it in respect of principal and interest on the Master Issuer Notes; and/or


                  (ii) deliver up all documents and records held by it in respect of principal and interest on the Master Issuer Notes to the Note Trustee or, as applicable, the Master Issuer Security Trustee or as the Note Trustee or, as applicable, the Master Issuer Security Trustee, shall direct in such notice, provided that such notice shall be deemed not to apply to any document or record which the Agent Bank is obliged not to release by any applicable law or regulation.

9.2 The Note Trustee or, as applicable, the Master Issuer Security Trustee at any time may, if any Event of Default is remedied to the reasonable satisfaction of the Note Trustee or, as applicable, the Master Issuer Security Trustee during any applicable grace period, by notice in writing to the Master Issuer and the relevant Agents, withdraw any notice given by the Note Trustee or, as applicable, the Master Issuer Security Trustee pursuant to Clause 9.1 whereupon such Agents shall act as agents of the Master Issuer in accordance with the terms hereof. The withdrawal of any notice given by the Note Trustee or, as applicable, the Master Issuer Security Trustee pursuant to Clause 9.1 shall not preclude the Note Trustee or, as applicable, the Master Issuer Security Trustee from issuing any other or further notices pursuant to that Clause on any subsequent occasion and at any time after the occurrence of an Event of Default, no notice given by the Note Trustee or, as applicable, the Master Issuer Security Trustee pursuant to Clause 9.1 shall be withdrawn except at the absolute discretion of the Note Trustee or, as applicable, the Master Issuer Security Trustee.

10.      FEES AND EXPENSES

10.1     FEES

         The Master Issuer shall pay to the Principal Paying Agent during the period when any of the Master Issuer Notes remain outstanding for its own account and for the account of the other Agents, such fees as may have been agreed in writing between the Master Issuer and the relevant Agent in respect of the services of the Agents hereunder (together with any amounts in respect of VAT or similar tax payable in respect thereof (against production of a valid VAT invoice)). If any Agent shall cease to be an Agent hereunder, it shall repay to the Master Issuer, the unearned portion, calculated on a pro rata basis of the said fees and shall provide the Master Issuer with appropriate credit for any VAT in respect of the unearned portion.

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


10.2     FRONT-END EXPENSES

         The Master Issuer shall after receipt of an account of such expenses reimburse each Agent for its own account for all reasonable out-of-pocket expenses incurred by it in the negotiation, preparation and execution of this Agreement and for its own account for all reasonable out-of-pocket expenses (including, without limitation, reasonable legal fees and any reasonable communication, courier, postage and other out-of-pocket expenses) properly incurred in connection with its services hereunder (together with any amounts in respect of Irrecoverable VAT (against production of a valid VAT invoice)) provided that such expenses shall not have been incurred as a result of the Agent's fraud, negligence, wilful misconduct or bad faith. The Principal Paying Agent will be responsible for distributing the remuneration and the relevant expenses of the Agent Bank, any other Paying Agent, any Transfer Agent and Registrar appointed hereunder.

10.3     STAMP DUTY, ETC.

         The Master Issuer shall pay all stamp, registration and other similar taxes and duties (including any interest and penalties thereon or in connection therewith) which are payable upon or in connection with the execution and delivery of this Agreement.

10.4     LIABILITY FOR FEES AND EXPENSES

         Save as provided in this Clause 10 or as expressly provided elsewhere in this Agreement, the Master Issuer shall have no liability in respect of any fees or expenses of any Agents incurred by any of them in connection with the performance of their respective obligations hereunder.

11.      TERMS OF APPOINTMENT

11.1     RIGHTS AND POWERS OF THE PAYING AGENTS

         (a) The Paying Agents shall (except as ordered by a court of competent jurisdiction or as required by law or otherwise instructed by the Master Issuer or the Note Trustee) in connection with their services hereunder (whether or not the relevant Master Issuer Note shall be overdue and notwithstanding any notice to the contrary or writing shown thereon or any notice of previous loss or theft or of trust or other interest therein shown on the register) be entitled to treat the registered holder of any Master Issuer Note as the absolute owner of such Master Issuer Note for all purposes and make payments thereon accordingly provided that where the Registrar has notified the Master Issuer of the presentation or surrender of any Master Issuer Note in accordance with Clause 7.1(a), the relevant Paying Agent shall not make payment thereon until so instructed by the Master Issuer.

         (b) Each of the Paying Agents, the Agent Bank, the Registrar and the Transfer Agent may in connection with its services hereunder:

                  (i) rely upon the terms of any notice, communication or other document reasonably believed by it to be genuine;

                  (ii) engage and pay for the advice or services of any lawyers or other experts (being an appointee who shall have been previously approved in writing by the Master Issuer Security Trustee) whose advice or services it considers necessary and rely upon any written advice so obtained (and such Agent shall be protected and shall incur no liability as against the Master Issuer in respect of any action taken, or suffered to be taken in good faith, in accordance with such advice except to the extent that such liability arises out of any breach of contract, bad faith, misconduct or negligence on the part of such Agent);

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                  (iii)    assume that the terms of each Global Master Issuer
                           Note or (as the case may be) Definitive Note as issued are correct;

                  (iv) refer any question relating to the ownership of any Global Master Issuer Note or Definitive Note (as the case may be), or the adequacy or sufficiency of any evidence supplied in connection with the replacement, transfer or exchange of any Global Master Issuer Note or Definitive Note (as the case may be) to the Master Issuer for determination by the Master Issuer and in good faith conclusively rely upon any determination so made; and

                  (v) whenever in the administration of this Agreement it shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, in the absence of bad faith or negligence or wilful misconduct on its part, accept a certificate signed by any person duly authorised on behalf of the Master Issuer as to any fact or matter prima facie within the knowledge of the Master Issuer as sufficient evidence thereof.

11.2     PROVISION OF SPECIMEN SIGNATURES

         The Master Issuer will supply the Principal Paying Agent and the Registrar with the names and specimen signatures of its Authorised Signatories.

11.3     EXTENT OF DUTIES

         Each Agent shall only be obliged to perform the duties set out herein and such other duties as are necessarily incidental thereto. No Agent shall (i) be under any fiduciary duty towards any person other than the Master Issuer, (ii) be responsible for or liable in respect of the authorisation, validity or legality of any Global Master Issuer Note or Definitive Note (as the case may be) amount paid by it hereunder or any act or omission of any other person including, without limitation, any other Agent (except to the extent that such liability arises out of any breach of contract, bad faith, misconduct or negligence on the part of any such Agent), (iii) be under any obligation towards any person other than the Master Issuer Security Trustee, the Note Trustee, the Master Issuer and the other Agents or (iv) assume any relationship of agency or trust for or with any Noteholder except that funds received by the Paying Agents for the payment of any sums due in respect of any Master Issuer Notes shall be held by them on trust to the extent required by the Trust Indenture Act for and on behalf of the relevant Noteholders until the expiration of the relevant prescription period under the Master Issuer Trust Deed.

11.4     FREEDOM TO TRANSACT

         Each Agent may purchase, hold and dispose of beneficial interests in a Global Master Issuer Note or any Definitive Note (as the case may be) and may enter into any transaction (including, without limitation, any depository, trust or agency transaction) with the Master Issuer or any holders or owners of any Master Issuer Notes or with any other party hereto in the same manner as if it had not been appointed as the agent of the Master Issuer or the Note Trustee in relation to the Master Issuer Notes.

11.5     INDEMNITY

         (a) The Master Issuer agrees to indemnify each Agent for, and to hold such Agent harmless against, any loss, liability or expense incurred without fraud, negligence, wilful misconduct or bad faith on its part, arising out of, or in connection with, the acceptance and provision of any services by such Agent under this Agreement, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement.

                  No termination of this Agreement shall affect the obligations created by this Clause 11.5 of the Master Issuer to indemnify any Agent under the Conditions and to the extent set forth herein.

         (b) The Paying Agents, the Agent Bank, the Registrar and the Transfer Agent shall severally indemnify the Master Issuer and, for the purposes of Clause 9, the Note Trustee or, as applicable, the Master Issuer Security Trustee against any loss, liability, reasonable costs and expenses including any claim, action or demand which the Master Issuer or, as applicable, the Note Trustee or, as applicable, the Master Issuer Security Trustee may incur or which may be made against it as a result of the breach by any Paying Agent, the Agent Bank, the Registrar or the Transfer Agent of the terms of this Agreement or its negligence, breach of contract, bad faith or misconduct or that of its officers or employees including any failure to obtain and maintain in existence any consent, authorisation, permission or licence required by it for the assumption, exercise and performance of its powers and duties hereunder.

11.6     AGENTS' COMMITMENTS

         No provisions of this Agreement shall require any Agent or the Note Trustee to expend its own funds or assume a financial commitment to a person not party to this Agreement (other than in the ordinary course of its business) in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such commitment is not reasonably assured to it.

11.7     EXCLUSION OF LIABILITY

         Notwithstanding anything in this Agreement to the contrary, in no event shall the Agents be liable under or in connection with this Agreement for indirect, special or consequential losses or damages of any kind, including lost profits, even if the Agents have been advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed.

12.      TERMINATION OF APPOINTMENT

12.1     RESIGNATION

         Subject to Clause 12.9, the Paying Agents in respect of any or all Series and Classes (or Sub-Classes) of Master Issuer Notes or the Agent Bank, the Registrar or the Transfer Agent may resign its appointment upon not less than 60 days' written notice to the Master Issuer, the Note Trustee and the Master Issuer Security Trustee (with a copy to the Principal Paying Agent) to that effect, which notice shall expire not less than 30 days before an Interest Payment Date related to the affected Series and/or Classes (or Sub-Classes) of Master Issuer Notes.

12.2     REVOCATION

         Subject to Clause 12.9, the Master Issuer may at any time with the prior written consent of the Note Trustee revoke its appointment of any Agent as its agent in relation to the Master Issuer Notes of any or all Series and Classes (or Sub-Classes) by not less than 60 days' written notice to the Note Trustee and such Agent whose appointment is to be revoked (with a copy to the Principal Paying Agent), which notice shall expire not less than 30 days before an Interest Payment Date.

12.3     AUTOMATIC TERMINATION

         If at any time:

         (a) a secured party takes possession, or a receiver, manager or other similar officer is appointed, of the whole or any part of the undertaking, assets and revenues of any Agent;

         (b) any Agent admits in writing its insolvency or inability to pay its debts as they fall due or suspends payments of its debts;

         (c) an administrator or liquidator of any Agent of the whole or any part of the undertaking, assets and revenues of any Agent is appointed (or application for any such appointment is made);

         (d) any Agent takes any action for a readjustment or deferment of any of its obligations or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or declares a moratorium in respect of any of its indebtedness;

         (e) an order is made or an effective resolution is passed for the winding up of any Agent; or (f) any event occurs which has an analogous effect to any of the foregoing,

         the Master Issuer may with the prior approval of the Note Trustee (which approval shall not be unreasonably withheld or delayed) forthwith terminate without notice the appointment of such Agent and the remaining Agents and the Master Issuer (or the Note Trustee, as applicable) shall give notice thereof to the Note Trustee and to the Noteholders in accordance with Condition 14. On the occurrence of any of the above, the relevant Agent shall forthwith notify the Master Issuer.

12.4     ADDITIONAL AND SUCCESSOR AGENTS

         The Master Issuer may with the prior written approval of the Note Trustee (such approval not to be unreasonably withheld or delayed):

         (a) appoint a Successor Principal Paying Agent or Successor US Paying Agent; and/or

         (b)      appoint a Successor Agent Bank; and/or

         (c) appoint a Registrar and a Transfer Agent in accordance with the Conditions; and/or

         (d) appoint one or more additional Paying Agents in respect of any Series and Class (or Sub-Class) of Master Issuer Notes; and/or

         (e) appoint an alternative Agent Bank in respect of any Series and Class (or Sub-Class) of Master Issuer Notes; and

         (f) appoint an alternative Registrar in respect of any Series and Class (or Sub-Class) of Master Issuer Notes; and

         (g) appoint an alternative Transfer Agent in respect of any Series and Class (or Sub-Class) of Master Issuer Notes,

         and shall forthwith give notice of any such appointment to the continuing Agents and the Noteholders.

12.5     AGENT MAY APPOINT SUCCESSOR

         If any Agent gives notice of its resignation in accordance with Clause
         12.1 and by the tenth day before the expiration of such notice a Successor Agent has not been duly appointed, such Agent may itself, following such consultation with the Master Issuer as is practicable in the circumstances and with the prior written approval of the Note Trustee and the Master Issuer (provided such failure to appoint was not due to default by the Master Issuer), appoint as its Successor Agent any reputable and experienced bank or financial institution and give notice of such appointment to the Master Issuer, the remaining Agents and the Noteholders.

12.6     RIGHTS OF SUCCESSOR AGENT

         Upon the execution by the Master Issuer and any Successor Agent of an instrument effecting the appointment of a Successor Agent, such Successor Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with like effect as if originally named as the relevant Agent herein and such predecessor, upon payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall thereupon become obliged to transfer, deliver and pay over, and such Successor Agent shall be entitled to receive, all monies, records and documents (including any Definitive Notes of the relevant Series and Class (or Sub-Class), if any) held by such predecessor hereunder.

12.7     NOTICE TO NOTEHOLDERS

         The Master Issuer shall, within 30 days of the revocation of the appointment of any Agent, the appointment of a new Agent or the resignation of any Agent, give to the relevant Noteholders written notice thereof in accordance with Condition 14.

12.8     CHANGE OF SPECIFIED OFFICE

         If any Agent shall determine to change its Specified Office (which, in the case of the Paying Agents, may only be effected within the same city) it shall give to the Master Issuer, the Master Issuer Security Trustee and the Note Trustee written notice of such determination giving the address of the new Specified Office and stating the date on which such change is to take effect, which date shall not be less than 30 days after the date of such notice, provided that no such notice shall take effect within the period of 30 days before or after any Interest Payment Date. The Master Issuer shall, within 40 days of receipt of such notice (unless the appointment is pursuant to a revocation or termination under Clause 12.2 or Clause 12.3 above on or prior to the date of such change), give to the Noteholders notice of such change as approved by the Note Trustee and of the address of the Specified Office in accordance with Condition 14 but the costs of giving such notice shall be borne by such Agent changing its office and not by the Master Issuer.

12.9     LIMITATIONS ON RESIGNATION AND REVOCATION

         Notwithstanding Clauses 12.1 and 12.2:

         (a) if there is only one Paying Agent, no resignation by or termination of the appointment of the Paying Agent shall take effect until a new Paying Agent in respect of the affected Series and Classes (or Sub-Classes) of Master Issuer Notes, approved in writing by the Note Trustee, has been appointed on terms previously approved in writing by the Note Trustee;

         (b) no resignation by or termination of the appointment of any Paying Agent shall take effect if as a result of such resignation or termination there would cease to be a Paying Agent in respect of the affected Series and Classes (or Sub-Classes) of Master Issuer Notes having a Specified Office in London;

         (c) no resignation or termination of the appointment of a Paying Agent shall take effect if as a result of such resignation or termination there would cease to be a Paying Agent in a member state of the European Union that is not obliged to withhold or deduct tax pursuant to any law implementing or complying with, or introduced in order to conform to European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of 26th-27th November, 2000;

         (d) no appointment or termination of the appointment of a Paying Agent shall take effect unless and until notice thereof shall have been given to the relevant Noteholders in accordance with the Master Issuer Trust Deed and the Conditions;

         (e) no resignation by or revocation of the appointment of the Agent Bank shall take effect until a new Agent Bank having its Specified Office in London has been appointed;

         (f) no resignation by or termination of the appointment of the Registrar shall take effect until a new Registrar having its Specified Office in London has been appointed; and

         (g) the appointment of any additional Paying Agent shall be mutatis mutandis on the terms and subject to the conditions of this Agreement and each of the parties hereto shall co-operate fully to do all such further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of such Paying Agent.

12.10    EFFECT OF RESIGNATION, REVOCATION AND TERMINATION

         Upon any resignation or revocation taking effect under Clause 12.1 or Clause 12.2 or any termination under Clause 12.3, the relevant Agent shall:

         (a) without prejudice to any accrued liabilities and obligations, be released and discharged from any further obligations under this Agreement (save that it shall remain entitled to the benefit of, and subject to, Clauses 10, 11 and 12) with respect to the relevant Series and Classes (or Sub-Classes) of Master Issuer Notes;

         (b) repay to the Master Issuer such part of any fee paid to it in accordance with Clause 10.1 as shall relate to any period thereafter;

         (c) deliver to the Master Issuer and to its Successor Agent a copy, certified as true and up-to-date by an officer of such Agent, of the records maintained by it pursuant to this Agreement;

         (d) forthwith transfer all monies and papers (including any unissued Definitive Notes held by it hereunder) to its successor in that capacity and provide reasonable assistance to its successor for the discharge by it of its duties and responsibilities hereunder; and

         (e) in the case of a Paying Agent, pay to the Successor Paying Agent any amount held by it for payment of principal or interest in respect of the relevant Master Issuer Notes.

12.11    MERGER

         Any legal entity into which any Agent is merged or converted, any corporation to which such Agent shall sell or otherwise transfer all or substantially all of its assets, any corporation to which such Agent shall sell or otherwise transfer all or substantially all of its corporate trust business or any legal entity resulting from any merger or conversion to which such Agent is a party shall, to the extent permitted by applicable law, be the successor to such Agent without any further formality, whereupon the Master Issuer, the Master Issuer Security Trustee, the Note Trustee, the other Agents and such successor shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form mutatis mutandis of this Agreement. Written notice of any such merger or conversion shall forthwith be given by such successor to the Master Issuer, the Master Issuer Security Trustee, the Note Trustee and the other Agents.

13.      NON-PETITION

(a) Each of the Agents and the Master Issuer Security Trustee, in relation to any fees, costs and expenses payable to the Master Issuer Security Trustee but without prejudice to the rights of the Master Issuer Security Trustee under and the provisions of, the Master Issuer Deed of Charge, undertakes to the Master Issuer that until one year and one day has elapsed since the last day on which the Master Issuer has discharged all of its obligations in relation to all the Master Issuer Notes, none of them will petition or commence proceedings for the administration or winding-up of the Master Issuer (nor join any person in such proceedings or commencement of proceedings) nor commence any legal proceedings against the Master Issuer.

(b) Each of the Agents and the Master Issuer Security Trustee shall have recourse only to the Master Issuer Charged Property subject always to the charges set out in the Master Issuer Deed of Charge and the priority of payments set out therein. Upon final realisation of the Master Issuer Charged Property, none of the Agents and the Master Issuer Security Trustee or any person acting on its behalf shall be entitled to take any further steps against the Master Issuer to recover any sums due to each of the Agents and the Master Issuer Security Trustee but still unpaid and all claims in respect of such sums due but still unpaid shall be extinguished.

(c) Each of the Agents hereby covenants and agrees with the Master Issuer and the Master Issuer Security Trustee that:

         (i) only the Master Issuer Security Trustee may enforce the security created in favour of the Master Issuer Security Trustee by the Master Issuer Deed of Charge in accordance with its provisions; and

         (ii) it will not in relation to the matters contemplated in this Agreement take any steps for the purpose of recovering any sums due under this Agreement or enforcing any rights arising out of this Agreement or institute against the Master Issuer or join any other person in instituting against the Master Issuer any winding-up, arrangement, reorganisation, liquidation, bankruptcy, insolvency or other proceedings under any similar law for a period of one year and one day after all the Master Issuer Notes issued by the Master Issuer have been redeemed.


(d) Notwithstanding any other provisions of this Agreement, each of the Agents hereby agrees to be bound by the provisions of the Master Issuer Deed of Charge and in particular confirms that no sum due under the Master Issuer Deed of Charge will be due and payable by the Master Issuer except in accordance with the Master Issuer Deed of Charge, unless and until all sums thereby required to be paid in priority thereto have been paid or discharged in full.

         Each of the Agents hereby undertakes with the Master Issuer Security Trustee and the Master Issuer that if, whether in the liquidation of the Master Issuer or otherwise (and notwithstanding the provisions of this Clause 13), any payment is made to or amount recovered by any Agent other than in accordance with or the Master Issuer Deed of Charge, the amount so paid or recovered shall be paid by such Agent to the Master Issuer Security Trustee; provided however that this Clause 13 shall have effect only to the extent it does not create and is not deemed to create or constitute a Security Interest.

14.      ASSIGNMENT

14.1     ASSIGNMENT BY THE MASTER ISSUER

         The Master Issuer may assign its rights hereunder without consent subject to and in accordance with the terms of the Master Issuer Deed of Charge.

14.2     NO ASSIGNMENT BY AGENTS

         The Agents may not assign or transfer any of their respective rights and obligations under this Agreement without the prior written consent of the Master Issuer and the Note Trustee, such consent not to be unreasonably withheld or delayed.

15.      TIME

         Any date or period specified herein may be postponed or extended by mutual agreement among the parties but, as regards any date or period originally fixed or so postponed or extended, time shall be of the essence.

16.      NOTICES AND DEMANDS

16.1     SERVICE OF NOTICES

         Any notice, communication or demand made under or in connection with this Agreement shall be in writing and shall be delivered personally, or by post, fax or cable to the addresses given in Clause 16.2 or at such other address as the recipient may have notified to the other party in writing. Proof of posting or despatch of any notice or communication shall be deemed to be proof of receipt:

         (a) in the case of a letter, on the third business day after posting; and

         (b)      in the case of a facsimile on the business day of despatch.

16.2     ADDRESS

         The addresses referred to in this Clause 16.2 are as follows:

         (a) in the case of the Master Issuer: to Holmes Master Issuer PLC, Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (facsimile number (44) 20 7756 5627) for the attention of the Company Secretary with a copy to Abbey National plc, c/o Abbey House (AAM 129), 201 Grafton Gate East, Milton Keynes MK9 1AN (facsimile number (44) 1908 343
                  019) for the attention of Securitisation Team, Retail Credit Risk;

         (b) in the case of the Principal Paying Agent: to The Bank of New York, 40th Floor, One Canada Square, London E14 5AL, (facsimile number 44 20 7964 6399) for the attention of Global Structured Finance - Corporate Trust;

         (c) in the case of the Agent Bank: to The Bank of New York, 40th Floor, One Canada Square, London E14 5AL, (facsimile number 44 20 7964 6399) for the attention of Global Structured Finance - Corporate Trust;

         (d) in the case of the US Paying Agent: to The Bank of New York, New York Branch, 101 Barclay Street, New York, NY 10286 (facsimile number 44 20 7964 6399) for the attention of the Corporate Trust Services;

         (e) in the case of the Registrar: to The Bank of New York (Luxembourg) S.A. Corporate Trust Services, Aerogolf Center - 1A, Hoehenhof, L-1736 Senningerberg, Grand Duchy of Luxembourg (facsimile number (352) 34 20 90 60 35) for the attention of the Peter Bun;

         (f) in the case of the Transfer Agent: to The Bank of New York (Luxembourg) S.A. Corporate Trust Services, Aerogolf Center - 1A, Hoehenhof, L-1736 Senningerberg, Grand Duchy of Luxembourg (facsimile number (352) 34 20 90 60 35) for the attention of the Peter Bun;

         (g) in the case of the Note Trustee and the Master Issuer Security Trustee: to The Bank of New York, 40th Floor, One Canada Square, London E14 5AL, (facsimile number 44 20 7964
                  6399) for the attention of Global Structured Finance - Corporate Trust;

         (h) in the case of Moody's: to Moody's Investors Service, 2 Minster Court, Mincing Lane, London EC3R 7XB (facsimile number 44 20 7772 5400) for the attention of Asset Backed Finance, and monitor.london@moodys.com;

         (i) in the case of S&P: to Standard & Poor's, 20 Canada Square, 11th Floor, London E14 5LH (facsimile number 44 20 7826 3598) for the attention of the Structured Finance Surveillance Group; and

         (j) in the case of Fitch: to Fitch Ratings Limited, 101 Finsbury Pavement, London EC2A 1RS (facsimile number 44 20 7417 6262) for the attention of SF Surveillance,

         or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by written notice in accordance with the provisions of this Clause 16.

17.      MASTER ISSUER SECURITY TRUSTEE AS A PARTY

         The Master Issuer Security Trustee is a party hereto solely for the better protection of its rights in connection with the Master Issuer Security and (save as otherwise expressly provided herein) does not have, and shall not assume, any of the obligations or liabilities of the other parties to this Agreement.

18.      MISCELLANEOUS

18.1     COUNTERPARTS

         This Agreement may be executed in any number of counterparts each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute but one and the same instrument; provided, however, that this Agreement shall have no force or effect until it is executed by the last party to execute the same and shall be deemed to have been executed and delivered in the place where such last party executed this Agreement.

18.2     AMENDMENTS

         This Agreement may be amended by the parties hereto, without the consent of any Noteholder, for the purpose of curing any ambiguity or of curing, correcting or supplementing any defective provision contained herein or in any manner which the parties may agree is necessary or desirable, provided that such amendment shall not be inconsistent with the Conditions and, in the Note Trustee's sole discretion, shall not be materially prejudicial to the Noteholders of any class.

19.      EXCLUSION OF THIRD PARTY RIGHTS

         A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

20.      GOVERNING LAW

20.1     GOVERNING LAW

         This Agreement is governed by, and shall be construed in accordance with, English law.

20.2     JURISDICTION

         (a) The Agents irrevocably agree for the benefit of the Master Issuer, the Master Issuer Security Trustee, and the Note Trustee that the courts of England are to have jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceedings arising out of or in connection with this Agreement (together referred to as PROCEEDINGS) may be brought in the courts of England.

         (b) The Agents irrevocably and unconditionally waive and agree not to raise any objection which they may have now or subsequently to the laying of the venue of any Proceedings in the courts of England and any claim that any Proceedings have been brought in an inconvenient forum and further irrevocably and unconditionally agrees that a judgement in any Proceedings brought in the courts of England shall be conclusive and binding upon the Agents and may be enforced in the courts of any other jurisdiction.

         (c) Nothing contained in this Clause shall limit any right to take Proceedings against any party to this Agreement in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

         (d) The US Paying Agent, the Registrar and the Transfer Agent each irrevocably and unconditionally appoints the Principal Paying Agent at its registered office for the time being as its agent for service of process in England in respect of any Proceedings and undertakes that in the event of it ceasing so to act it will appoint another person with a registered office in London as its agent for service of process.

         (e) The US Paying Agent, the Registrar and the Transfer Agent each:

                  (i) agree to procure that, so long as any Master Issuer Notes remains liable to prescription, there shall be in force an appointment of such a person approved by the Note Trustee with an office in London with authority to accept service as aforesaid;

                  (ii) agree that failure by any such person to give notice of such service of process to the relevant Paying Agent shall not impair the validity of such service or of any judgment based thereon;

                  (iii) consent to the service of process in respect of any Proceedings by the airmailing of copies, postage prepaid, to the relevant Paying Agent in accordance with Clause 16; and

                  (iv) agree that nothing in this Agreement shall affect the right to serve process in any other manner permitted by law.

20.3     APPROPRIATE FORUM

         Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

20.4     NON-EXCLUSIVITY

         The submission to the jurisdiction of the courts of England shall not (and shall not be construed so as to) limit the right of the parties or any of them to take Proceedings in any other court of competent jurisdiction, nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by law.

21.      EXCLUSION OF LIABILITY

         The Note Trustee is a party to this Agreement only to receive the benefit of the provisions in this Agreement and has no liability under this Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the date first mentioned above.

                                  SCHEDULE 1

                         SPECIFIED OFFICES OF THE AGENTS

The Bank of New York, London Branch
(THE PRINCIPAL PAYING AGENT)
One Canada Square
London E14 5AL

The Bank of New York, New York Branch
(THE US PAYING AGENT)
101 Barclay Street
New York
NY 10286

The Bank of New York, London Branch
(THE AGENT BANK)
One Canada Square
London E14 5AL

The Bank of New York (Luxembourg) S.A.
(THE REGISTRAR)
Aerogolf Center
1A, Hoehenhof
L-1736 Senningerberg
Luxembourg

The Bank of New York (Luxembourg) S.A.
(THE TRANSFER AGENT)
Aerogolf Center
1A, Hoehenhof
L-1736 Senningerberg
Luxembourg

                                  SCHEDULE 2

               REGULATIONS CONCERNING THE TRANSFER, EXCHANGE AND
                REGISTRATION OF THE REGISTERED DEFINITIVE NOTES

1. In this Schedule, any reference to MASTER ISSUER NOTE or MASTER ISSUER NOTES shall be construed as a reference to a Definitive Note in registered form. The Master Issuer Notes are in Authorised Denominations.

2. Subject to paragraph 6 below, a Master Issuer Note may be transferred by execution of the relevant form of transfer under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of two of its officers duly authorised in writing. Where the form of transfer is executed by an attorney or, in the case of a corporation, under seal or under the hand of two of its officers duly authorised in writing, a copy of the relevant power of attorney certified by a financial institution in good standing or a notary public or in such other manner as the Registrar may require or, as the case may be, copies certified in the manner aforesaid of the documents authorising such officers to sign and witness the affixing of the seal must be delivered with the form of transfer. In this Schedule, TRANSFEROR shall, where the context permits or requires, include joint transferors and shall be construed accordingly.

3. Each Master Issuer Note to be transferred or exchanged must be surrendered for registration, together with a duly completed and executed form of transfer (including any certification as to compliance with restrictions on transfer included in such form of transfer) at the Specified Office of the Paying Agents, the Registrar or the Transfer Agent, together with such evidence as the Paying Agents, the Registrar or the Transfer Agent may reasonably require to prove the title of the transferor and the authority of the persons who have executed the form of transfer. The signature of the person effecting a transfer or exchange of a Master Issuer Note shall conform to any list of duly authorised specimen signatures supplied by the holder of such Master Issuer Note or be certified by a financial institution in good standing, notary public or in such other manner as the Paying Agents, the Registrar or the Transfer Agent may require.

4. No Noteholder may require the transfer of a Master Issuer Note to be registered during the period of 15 calendar days ending on an Interest Payment Date in respect of such Master Issuer Note.

5. The executors or administration of a deceased holder of any Master Issuer Notes (not being one of several joint holders) and, in the case of the death of one or more of several joint holders, the survivor or survivors of such joint holders, shall be the only persons recognised by the Master Issuer as having any title to such Master Issuer Notes.

6. Any person becoming entitled to any Master Issuer Notes in consequence of the death or bankruptcy of the holder of such Master Issuer Notes may, upon producing such evidence that he or she holds the position in respect of which he or she proposes to act under this paragraph or of his or her title as the Paying Agents, the Registrar or the Transfer Agent shall require (including legal opinions), become registered himself or herself as the holder of such Master Issuer Notes or, subject to the provisions of these Regulations, the Master Issuer Notes and the relevant Conditions as to transfer, may transfer such Master Issuer Notes. The Master Issuer, the Transfer Agent, the Registrar and the Paying Agents shall be at liberty to retain any amount payable upon the Master Issuer Notes to which any person is so entitled until such person shall be registered as aforesaid or shall duly transfer the relevant Master Issuer Notes.

7. Unless otherwise required by him or her and agreed by the Master Issuer, the holder of any Master Issuer Notes shall be entitled to receive only one Master Issuer Note in respect of his or her holding.

8. The joint holders of any Master Issuer Note shall be entitled to one Master Issuer Note only in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the Register in respect of the joint holding.

9. Where there is more than one transferee (to hold other than as joint holders), separate forms of transfer (obtainable from the specified office of a Paying Agent, the Registrar or the Transfer Agent) must be completed in respect of each new holding.

10. Where a holder of Master Issuer Notes has transferred part only of his or her holding comprised therein, there shall be delivered to him or her a new Master Issuer Note in respect of the balance of such holding.

11. The Master Issuer, the Transfer Agent, a Paying Agent and the Registrar shall, save in the case of the issue of replacement Master Issuer Notes pursuant to the Conditions, make no charge to the holders for the registration of any holding of Master Issuer Notes or any transfer thereof or for the issue of any Master Issuer Notes or for the delivery thereof at the Specified Office of the Transfer Agent, such Paying Agent or the Registrar or by uninsured post to the address specified by the holder, but such registration, transfer, issue or delivery shall be effected against such indemnity from the holder or the transferee thereof as the Paying Agents, the Registrar or the Transfer Agent may require in respect of any tax or other duty of whatever nature which may be levied or imposed in connection with such registration, transfer, issue or delivery.

12. Provided a transfer of a Master Issuer Note is duly made in accordance with all applicable requirements and restrictions upon transfer and the Master Issuer Note(s) transferred are presented to the Transfer Agent and/or a Paying Agent in accordance with the Master Issuer Paying Agent and Agent Bank Agreement and these Regulations and subject to unforeseen circumstances beyond the control of the Transfer Agent, a Paying Agent or the Registrar arising, such Transfer Agent, Paying Agent and the Registrar will, within five business days of the request for transfer being duly made, deliver at its Specified Office or despatch to the transferee by uninsured post (at the request and risk of the transferee) to such address as the transferee entitled to the Master Issuer Notes may have specified, a Master Issuer Note in respect of which entries have been made in the Register, all formalities complied with and the name of the transferee completed on the Master Issuer Note by or on behalf of the Registrar; and, for the purposes of this paragraph, BUSINESS DAY means a day (other than a Saturday or a Sunday) on which commercial banks are open for business (including dealings in foreign currencies) in the cities in which the Paying Agents, the Registrar and the Transfer Agent have their respective Specified Office.

                                   SIGNATORIES


MASTER ISSUER

SIGNED by                                             )       /s/ RUTH SAMSON
for and on behalf of                                  )
HOLMES MASTER ISSUER PLC                              )

PRINCIPAL PAYING AGENT

SIGNED by                                             )       /s/ HELEN KIM
for and on behalf of                                  )
THE BANK OF NEW YORK,                                 )
LONDON BRANCH                                         )

AGENT BANK

SIGNED by                                             )       /s/ HELEN KIM
for and on behalf of                                  )
THE BANK OF NEW YORK,                                 )
LONDON BRANCH                                         )

US PAYING AGENT

SIGNED by                                             )       /s/ HELEN KIM
for and on behalf of                                  )
THE BANK OF NEW YORK,                                 )
NEW YORK BRANCH                                       )

REGISTRAR

SIGNED by                                             )       /s/ HELEN KIM
for and on behalf of                                  )
THE BANK OF NEW YORK                                  )
(LUXEMBOURG) S.A.                                     )

TRANSFER AGENT

SIGNED by                                             )       /s/ HELEN KIM
for and on behalf of                                  )
THE BANK OF NEW YORK                                  )
(LUXEMBOURG) S.A.                                     )

Without prejudice to the foregoing provisions of this Agreement, The Bank of New York (Luxembourg) S.A. expressly and specifically confirms its agreement with the provisions of Clause of this Agreement for the purposes of Article 1 of the Protocol annexed to the Convention on Jurisdiction and the Enforcement of Judgements in Civil and Commercial Matters signed at Brussels, on 27 September 1968, as amended.

NOTE TRUSTEE

SIGNED by                                             )       /s/ HELEN KIM
for and on behalf of                                  )
THE BANK OF NEW YORK,                                 )
LONDON BRANCH                                         )




MASTER ISSUER SECURITY TRUSTEE

SIGNED by                                             )       /s/ HELEN KIM
for and on behalf of                                  )
THE BANK OF NEW YORK,                                 )
LONDON BRANCH                                         )

APPENDIX 1

                               SERVICING CRITERIA TO BE ADDRESSED IN REPORT ON ASSESSMENT OF COMPLIANCE

------------------------------------------------------------------------------------------ ----------- ------------

                                                                                             NOTE        PAYING
                                   SERVICING CRITERIA                                       TRUSTEE       AGENT
-------------------- --------------------------------------------------------------------- ----------- ------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------- ------------
                                       GENERAL SERVICING CONSIDERATIONS
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance         x            x
                     or other triggers and events of default in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third              x            x
                     parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a              x            x
                     back-up servicer for the mortgage loans are maintained.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the       x            x
                     party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------- ------------
                                      CASH COLLECTION AND ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(2)(i)        Payments on mortgage loans are deposited into the
                     appropriate custodial bank accounts and related bank
                     clearing accounts no more than two business days following receipt, or such other number of days specified in the
                     transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an
                     obligor or to an investor are made only by authorized
                     personnel.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees
                     charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ------------
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(2)(iv)       The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g.,
                     with respect to commingling of cash) as set forth in the
                     transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                     agreements. For purposes of this criterion, "federally
                     insured depository institution" with respect to a foreign
                     financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                     Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent
                     unauthorized access.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(2)(vii)       Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ------------
                                      INVESTOR REMITTANCES AND REPORTING
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the                x            x
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
                     Servicer.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance                      x
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ------------

------------------------------------------------------------------------------------------ ----------- ------------

                                                                                             NOTE        PAYING
                                   SERVICING CRITERIA                                       TRUSTEE       AGENT
-------------------- --------------------------------------------------------------------- ----------- ------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(3)(iii)      Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other
                     number of x days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(3)(iv)       Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank                          x
                     statements.
-------------------- --------------------------------------------------------------------- ----------- ------------
                                          POOL ASSET ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(4)(i)        Collateral or security on mortgage loans is maintained as
                     required by the transaction agreements or related mortgage loan documents.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(4)(ii)       Mortgage loan and related documents are safeguarded as
                     required by the transaction agreements
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
                     conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(4)(iv)       Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(4)(v)        The Servicer's records regarding the mortgage loans agree
                     with the Servicer's records with respect to an obligor's
                     unpaid principal balance.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                     accordance with the transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance
                     plans, modifications and deeds in lieu of foreclosure,
                     foreclosures and repossessions, as applicable) are
                     initiated, conducted and concluded in accordance with the
                     timeframes or other requirements established by the
                     transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for
                     mortgage loans with variable rates are computed based on
                     the related mortgage loan documents.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;
                     and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the servicer at
                     least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment
                     to be made on behalf of an obligor are paid from the
                     servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(4)(xiii)     Disbursements made on behalf of an obligor are posted
                     within two business days to the obligor's records
                     maintained by the servicer, or such other number of days
                     specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ------------

------------------------------------------------------------------------------------------ ----------- ------------

                                                                                             NOTE        PAYING
                                   SERVICING CRITERIA                                       TRUSTEE       AGENT
-------------------- --------------------------------------------------------------------- ----------- ------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------- ------------
1122(d)(4)(xv)       Any external enhancement or other support, identified in
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------- ------------
